Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of April 11, 2018, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Sixth Amendment).
W I T N E S S E T H:
WHEREAS, the Borrowers, U.S. Holdings, Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 24, 2013, that certain Second Amendment to Credit Agreement, dated as of February 3, 2014, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, that certain Fourth Amendment to Credit Agreement, dated as of December 15, 2016, and that certain Fifth Amendment to the Credit Agreement, dated as of June 1, 2017 (the “Credit Agreement”);
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrowers may obtain New Term Loans by, among other things, entering into an amendment in accordance with the terms and conditions of the Credit Agreement;
WHEREAS, on the Sixth Amendment Effective Date (as defined below), the Borrowers shall borrow, on a joint and several basis, New Term Loans denominated in Dollars in the aggregate principal amount of $2,430,000,000.00 from parties to this Sixth Amendment designated as a “Term B-3 Dollar Lender” on such party’s signature page hereto (each, a “Term B-3 Dollar Lender” and collectively, the “Term B-3 Dollar Lenders”) incurred as a new tranche of term loans (the “Term B-3 Dollar Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Term B-3 Dollar Lender severally agrees to fund an amount equal to its “Term B-3 Dollar Commitment” set forth on its signature page hereto;
WHEREAS, the Loan Parties and the Lenders party hereto wish to make certain amendments to the Credit Agreement set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement on the Sixth Amendment Effective Date; and
WHEREAS, each of Barclays Bank PLC and Deutsche Bank Securities Inc. is acting as a joint lead arranger (together, the “Sixth Amendment Lead Arrangers”) for this Sixth Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1Funding.
(i)    Pursuant to and in accordance with Section 2.14 of the Credit Agreement and subject to the satisfaction (or waiver by the Administrative Agent in its sole discretion) of the conditions set forth in Section 4 hereof, on the Sixth Amendment Effective Date, each Term B-3 Dollar Lender severally agrees to make Term B-3 Dollar Loans to the Borrowers in Dollars in an amount equal to its “Term B-3 Dollar Commitment” set forth on its signature page hereto. Each such Term B-3 Dollar Lender shall either (i) exchange (on a cashless basis) the outstanding principal amount of its Term B-2 Dollar Loans (or such lesser amount, if any, allocated to such Lender by the Administrative Agent in its sole discretion) for Term B-3 Dollar Loans in an equal aggregate principal amount by executing a Lender Consent and New Commitment (as attached to this Sixth Amendment as Exhibit A) or (ii) make a new Term B-3 Dollar Loan in an amount equal to (x) the aggregate principal amount of any Term B-2 Dollar Loans that have not been exchanged into a Term B-3 Dollar Loan pursuant to clause (i) (the “Non-Converted Term B-2 Loans”) plus (y) $634,670,257.89, the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Non-Converted Term B-2 Loans. Except as set forth in this Sixth Amendment, the Term B-3 Dollar Loans shall have identical terms as the Term B-2 Dollar Loans and shall otherwise be subject to the provisions of the Credit Agreement.
(ii)    On the Sixth Amendment Effective Date, the Borrowers shall pay in cash all interest accrued on the Term B-2 Dollar Loans and Term B-1 Euro Loans, in each case, through the Sixth Amendment Effective Date. Each Term B-3 Dollar Lender with a Term B-3 Dollar Commitment hereby agrees to waive any entitlement to any breakage loss or expenses due under Section 3.05 of the Credit Agreement with respect to the repayment of its Term B-2 Dollar Loans it holds as a Term B-2 Dollar Lender which have been replaced with Term B-3 Dollar Loans.
(iii)    Promptly following the Sixth Amendment Effective Date, all Notes, if any, evidencing the applicable Term B-2 Dollar Loans or Term B-1 Euro Loans shall be cancelled, and any Term B-3 Dollar Lender may request that its Term B-3 Dollar Loans be evidenced by a Note pursuant to Section 2.11(a) of the Credit Agreement.
(iv)    Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the Term B-3 Dollar Loans will be used solely to repay outstanding Term B-2 Dollar Loans, Term B-1 Euro Loans and any accrued interest described in clause (ii) above, and fees, expenses and prepayment premiums, in each case, on the Sixth Amendment Effective Date.
(v)    On the Sixth Amendment Effective Date (after giving effect to this Sixth Amendment), (x) the aggregate Outstanding Amount of the Term B-2 Dollar Loans shall be $0, (y) the aggregate Outstanding Amount of the Term B-1 Euro Loans shall be $0 and (z) the aggregate Outstanding Amount of the Term B-3 Dollar Loans shall be $2,430,000,000.00.
SECTION 2    Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Sixth Amendment” shall mean the Sixth Amendment, dated as of the Sixth Amendment Effective Date, to this Agreement by and among the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the lenders party thereto.
“Sixth Amendment Effective Date” means April 11, 2018.
“Sixth Amendment Lead Arrangers” means each of Barclays Bank PLC and Deutsche Bank Securities Inc. in their respective capacities as Sixth Amendment Lead Arrangers.
“Term B-3 Dollar Commitment” has the meaning specified in the Sixth Amendment.
“Term B-3 Dollar Facility” means the facility in respect of the Term B-3 Dollar Tranche.
“Term B-3 Dollar Lender” has the meaning specified in the Sixth Amendment.
“Term B-3 Dollar Loan” has the meaning specified in the Sixth Amendment.
“Term B-3 Dollar Loan Maturity Date” means the earliest of (i) June 1, 2024, and (ii) the date that the Term B-3 Dollar Loans are declared due and payable pursuant to Section 8.02.
“Term B-3 Dollar Tranche” means the Term B-3 Dollar Facility and any Specified Refinancing Debt thereof.
(ii)    The definition of “Adjusted Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:
(a) with respect to any Eurocurrency Rate Borrowing denominated in Dollars, the greater of (i) the Eurocurrency Rate based on clause (a) of the definition of “Eurocurrency Rate” with respect to Dollars for such Interest Period, multiplied by the Statutory Reserve Rate, (ii) solely with respect to Term B-1 Dollar Loans, 0.75% per annum, (iii) solely with respect to Term B-2 Dollar Loans, 0.00% per annum, (iv) solely with respect to Term B-3 Dollar Loans, 0.00% per annum and (v) solely with respect to Revolving Credit Loans, 0.00% per annum,
(iii)    Clause (a) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(a)    (i) with respect to the Term B-1 Dollar Loans, 2.50% per annum for Eurocurrency Rate Loans and 1.50% per annum for Base Rate Loans, (ii) with respect to the Term B-2 Dollar Loans, 2.00% per annum for Eurocurrency Rate Loans and 1.00% per annum for Base Rate Loans” and (iii) with respect to the Term B-3 Dollar Loans, 1.75% per annum for Eurocurrency Rate Loans and 0.75% per annum for Base Rate Loans;”.
(iv)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Appropriate Lender” in its entirety as follows:

““Appropriate Lender” means, at any time, (a) with respect to any of the Euro Term Facility, the Term B Facility, the Term B-1 Dollar Facility, the Term B-2 Dollar Facility, the Term B-3 Dollar Facility, the Term B-1 Euro Facility, or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Euro Term Loan, a Term B Loan, a Term B-1 Dollar Loan, a Term B-2 Dollar Loan, a Term B-3 Dollar Loan, a Term B-1 Euro Loan, or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) each L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders, (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders, (d) with respect to any New Term Facility, a Lender that holds a New Term Loan at such time, and (e) with respect to any Specified Refinancing Debt, a Lender that holds Specified Refinancing Term Loans or Specified Refinancing Revolving Loans.”.
(v)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Base Rate” in its entirety as follows:
““Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate on such day plus 1/2 of 1%, (b) the Prime Lending Rate on such day, (c) the Adjusted Eurocurrency Rate for Loans denominated in Dollars published on such day (or if such day is not a Business Day the next previous Business Day) for an Interest Period of one month plus 1%, (d) solely with respect to Term B-1 Dollar Loans, 1.75% per annum, (e) solely with respect to Term B-2 Dollar Loans, 0.00% per annum and (f) solely with respect to Term B-3 Dollar Loans, 0.00% per annum.”.
(vi)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:
““Maturity Date” means:
(a) with respect to the Revolving Credit Facility, the earlier of (i) the date that is five years from the Third Amendment Effective Date, (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Loans pursuant to Section 2.06(a) or 8.02, and (iii) the date that is 91 days prior to the 2014 Specified Refinancing Term Loan Maturity Date (as such date may be extended under the terms of the Credit Agreement from time to time and including any similar term with respect to any refinancing thereof),
(b) with respect to the 2014 Specified Refinancing Term Loans, the 2014 Specified Refinancing Term Loan Maturity Date,
(c) with respect to the Term B-1 Loans, the Term B-1 Maturity Date,
(d) with respect to the Term B-2 Dollar Loans, the Term B-2 Dollar Loan Maturity Date, and

(e) with respect to Term B-3 Dollar Loans, the Term B-3 Dollar Loan Maturity Date;
provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.01 and (ii) Term Loans and Revolving Credit Commitments that are incurred pursuant to Sections 2.14 or 2.20 shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, or specified refinancing documentation, as applicable thereto.”.
(vii)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Repricing Event” in its entirety as follows:
““Repricing Event” means (a) with respect to the Term B-1 Loans, (i) any prepayment or repayment of the Term B-1 Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-1 Loans into, any new or replacement tranche of term loans (in the same currency as such Term B-1 Loans) bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-1 Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-1 Loans which reduces the “effective yield” applicable to the Term B-1 Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event, (b) with respect to the Term B-2 Dollar Loans, (i) any prepayment or repayment of the Term B-2 Dollar Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-2 Dollar Loans into, any new or replacement tranche of term loans bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-2 Dollar Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-2 Dollar Loans which reduces the “effective yield” applicable to the Term B-2 Dollar Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event and (c) with respect to the Term B-3 Dollar Loans, (i) any prepayment or repayment of the Term B-3 Dollar Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-3 Dollar Loans into, any new or replacement tranche of term loans bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-3 Dollar Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-3 Dollar Loans which reduces the “effective yield” applicable to the Term B-3 Dollar Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event.”.
(viii)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety as follows:
““Term Commitment” means, as to each Term Lender, (i) the Initial Term Commitments, (ii) the Term B-1 Euro Commitment, (iii) the Term B-1 Dollar Commitment, (iv) the Term B-2 Dollar Commitment, (v) the Term B-3 Dollar Commitment, (vi) a Term Commitment Increase, (vii) a New Term Commitment or (viii) a Specified Refinancing Term Commitment. The amount of each Lender’s Initial Term Commitment is as set forth in the definition thereof and the amount of each Lender’s other Term Commitments shall be as set forth in the Assignment and Assumption, or in the amendment or agreement (including any consent agreement) relating to the respective Term Commitment which such Lender shall have assumed or made its Term Commitment, as the case may be, as such amounts may be adjusted from time to time in accordance with this Agreement.”.
(ix)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Facility” in its entirety as follows:
““Term Facility” means (a) the Term B Facility, (b) the Euro Term Facility, (c) Term B-1 Dollar Facility, (d) the Term B-1 Euro Facility, (e) the Term B-2 Dollar Facility, (f) the Term B-3 Dollar Facility and (g) any other facility in respect of any Term Loan Tranche, as the context may require.”.
(x)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety as follows:
““Term Lender” means (a) at any time on or prior to the Sixth Amendment Effective Date, any Lender that holds Term B-1 Loans, Term B-2 Dollar Loans and/or has a Term B-2 Dollar Commitment at such time and (b) at any time after the Sixth Amendment Effective Date, any Lender that holds Term B-1 Loans, Term B-2 Dollar Loans and/or Term B-3 Dollar Loans at such time and/or has a Term B-3 Dollar Commitment at such time.”.

(xi)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan Tranche” in its entirety as follows:
““Term Loan Tranche” means the respective facility and commitments utilized in making Term Loans hereunder, including (i) the Term B Facility, (ii) the Euro Term Facility, (iii) the Term B-1 Dollar Facility, (iv) the Term B-1 Euro Facility, (v) the Term B-2 Dollar Facility, (vi) the Term B-3 Dollar Facility and (vii) Additional Tranches that may be added after the Closing Date, i.e., New Term Loans, Specified Refinancing Term Loans, New Term Commitments and Specified Refinancing Term Commitments.”.
(xii)    Section 2.01 of the Credit Agreement is hereby amended by inserting the following clause (k) at the end of said Section:
“(k) On the Sixth Amendment Effective Date, each Term B-3 Dollar Lender with a Term B-3 Dollar Commitment severally agrees to make to the Borrowers a Term B-3 Dollar Loan in a principal amount equal to such Term B-3 Dollar Lender’s Term B-3 Dollar Commitment in accordance with the terms and conditions of the Sixth Amendment. Amounts borrowed under this Section 2.01(k) and subsequently repaid or prepaid may not be reborrowed. Term B-3 Dollar Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.”
(xiii)    Section 2.05(a)(iv) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(iv) (A) If any applicable Borrower, in connection with, or resulting in, any Repricing Event (1) makes a voluntary prepayment of Term B-1 Loans pursuant to Section 2.05(a), (2) makes a repayment of any Term B-1 Loans pursuant to Section 2.05(b)(iii) or (3) effects any amendment with respect to the Term B-1 Loans, in each case, on or prior to the six month anniversary of the Fourth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (1) and (2), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-1 Loans prepaid or repaid and (y) with respect to clause (3), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-1 Loans held by the Term Lenders consenting to such amendment; (B) if any applicable Borrower, in connection with, or resulting in, any Repricing Event (1) makes a voluntary prepayment of Term B-2 Dollar Loans pursuant to Section 2.05(a), (2) makes a repayment of any Term B-2 Dollar Loans pursuant to Section 2.05(b)(iii) or (3) effects any amendment with respect to the Term B-2 Dollar Loans, in each case, on or prior to the six month anniversary of the Fifth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (1) and (2), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-2 Dollar Loans prepaid or repaid and (y) with respect to clause (3), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-2 Dollar Loans held by the Term Lenders consenting to such amendment; and (C) if any applicable Borrower, in connection with, or resulting in, any Repricing Event (1) makes a voluntary prepayment of Term B-3 Dollar Loans pursuant to Section 2.05(a), (2) makes a repayment of any Term B-3 Dollar Loans pursuant to Section 2.05(b)(iii) or (3) effects any amendment with respect to the Term B-3 Dollar Loans, in each case, on or prior to the six month anniversary of the Sixth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (1) and (2), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-3 Dollar Loans prepaid or repaid and (y) with respect to clause (3), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-3 Dollar Loans held by the Term Lenders consenting to such amendment”.
(xiv)    Section 2.05(c) of the Credit Agreement is hereby amended by adding “or Term B-3 Dollar Loans” after “Term B-2 Loans”.
(xv)    Section 2.07 of the Credit Agreement is hereby amended by inserting the following clause (f) at the end of said Section:
“(f)     Term B-3 Dollar Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of any Term B-3 Dollar Lender holding Term B-3 Dollar Loans the aggregate principal amount of all Term B-3 Dollar Loans outstanding in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Term B-3 Dollar Loans pursuant to Section 2.14 (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Term B-3 Dollar Loans made as of the Sixth Amendment Effective Date)):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date, starting with June 30, 2018	an amount equal to 0.25% of the aggregate principal amount of the Term B-3 Dollar Loans as of the Sixth Amendment Effective Date;
Term B-3 Dollar Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Term B-3 Dollar Loans.

provided, however, that the final principal repayment installment of the Term B-3 Dollar Loans shall be repaid on the Term B-3 Dollar Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term B-3 Dollar Loans outstanding on such date.
(xvi)    Section 2.14(f)(iii) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(iii) the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees, or Eurocurrency Rate or Base Rate floors (but not arrangement or underwriting fees paid to arrangers for their own account) and equating original issue discount and upfront fees to interest rate for purposes of this calculation, assuming a four-year life to maturity) applicable to such pari passu New Term Facility of like currency shall be determined by the Borrowers and the Lenders providing such New Term Facility and shall not be more than 50 basis points higher than the corresponding all-in yield (giving effect to interest rate margins, original issue discount, upfront fees and Eurocurrency Rate and Base Rate floors, in the case of original issue discount and upfront fees calculated as provided in the preceding parenthetical) for any corresponding Term Loan Tranche, in the case of Euro Term Loans, incurred on the Fourth Amendment Effective Date or, in the case of Term Loans denominated in Dollars, incurred on the Sixth Amendment Effective Date, unless the all-in yield with respect to each applicable Term Loan Tranche is increased to the amount necessary so that the difference between the all-in yield with respect to such New Term Facility and the corresponding all-in yield on such applicable Term Loan Tranche is equal to 50 basis points.”
(xvii)    Section 3.01(g)(ii)(B) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“(B)    any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower Representative (on behalf of the U.S. Borrower) and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative (on behalf of the U.S. Borrower) or the Administrative Agent), whichever of the following is applicable:
(i)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax;
(ii)    executed originals of IRS Form W-8ECI (or any successor form);
(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit N-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments in connection with any Loan Document are effectively connected with such Lender’s conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form); or
(iv)    to the extent a Foreign Lender is not the beneficial owner (e.g., where the Foreign Lender is a partnership or a participating Lender), executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit N, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit N-4 on behalf of each such direct and indirect partner;”
(xviii)    The first sentence of Section 5.07 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“Use of Proceeds. The Borrowers (a) will only use the proceeds of the Initial Term Loans to finance a portion of the Transaction (including paying any fees, commissions and expenses associated therewith); (b) will only use the proceeds of the Revolving Credit Loans incurred on the Closing Date to finance any upfront fees or original issue discount required to be funded on the Closing Date with respect to the Facilities; (c) will use the proceeds of all other Borrowings (except as set forth below in clauses (d), (e) and (f)) to finance the working capital needs of the Borrowers and the Restricted Subsidiaries and for general corporate purposes of the Borrowers and the Restricted Subsidiaries (including Permitted Acquisitions and other Investments permitted hereunder); (d) will use the proceeds of the 2014 Specified Refinancing Term Loans incurred on the Second Amendment Effective Date to repay and/or replace all Initial Term B Loans and Initial Euro Term Loans, as applicable, outstanding prior to the Second Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto, (e) will use the proceeds of the Term B-1 Loans incurred on the Fourth Amendment Effective Date to repay and/or replace all 2014 Specified Refinancing Term Loans outstanding prior to the Fourth Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto, (f) will use the proceeds of the Term B-2 Dollar Loans incurred on the Fifth Amendment Effective Date to (i) pay the purchase price in connection with the 2017 Acquisition, (ii) pay the fees, costs and expenses incurred in connection with the 2017 Acquisition and (iii) fund working capital and general corporate purposes, (g) will use the proceeds of the Term B-2 Dollar Loans incurred on the Delayed Draw Funding Date to repay all Term B-1 Dollar Loans outstanding prior to the Fourth Amendment Effective Date and (h) will use the proceeds of the Term B-3 Dollar Loans incurred on the Sixth Amendment Effective Date to repay and/or replace all Term B-2 Dollar Loans and Term B-1 Euro Loans outstanding prior to the Sixth Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto. The Borrowers and Guarantors shall ensure that, from and after the Sixth Amendment Effective Date, no proceeds borrowed under any Loans will be used in a manner which would constitute a "use of proceeds in Switzerland" as interpreted by Swiss tax authorities for the purposes of Swiss Withholding Tax (Verrechnungssteuer), except and to the extent that a written confirmation or tax ruling countersigned by the Swiss Federal Tax Administration (Eidgenössische Steuerverwaltung) has been obtained (in a form satisfactory to the Administrative Agent) confirming that the intended "use of proceeds in Switzerland" if guaranteed by a Swiss resident Guarantor does not result in a Loan qualifying as a Swiss financing for Swiss Withholding Tax purposes ”.
SECTION 3    Conditions of Effectiveness of this Sixth Amendment. This Sixth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent) (such date, the “Sixth Amendment Effective Date”):

(i)the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the Term B-3 Dollar Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;
(ii)the Borrowers shall have paid, by wire transfer of immediately available funds, (i) to the Administrative Agent, all fees payable pursuant to any fee or engagement letter related to this Sixth Amendment between the Borrowers and Administrative Agent and (ii) all expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Sixth Amendment Effective Date (including expenses required to be paid pursuant to Section 4 below), in each case to the extent invoiced prior to the Sixth Amendment Effective Date;
(iii)on the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;
(iv)the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of preceding clause (iii);
(v)the Administrative Agent shall have received from the treasurer or manager of each of the Dutch Borrower and the U.S. Borrower (in each case on a consolidated basis) a solvency certificate (after giving effect to the Sixth Amendment on the Sixth Amendment Effective Date and the application of the proceeds thereof) substantially in the form of the solvency certificate delivered on the Closing Date pursuant to Section 4.01(a)(vii) of the Credit Agreement;
(vi)the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of each of the Borrowers and each other Loan Party;
(vii)there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Sixth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Holdings from the jurisdiction in which they are organized;
(viii)the Administrative Agent shall have received opinions from Latham & Watkins LLP, special legal counsel to the Borrowers and Holdings, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;

(ix)the Administrative Agent shall have received opinions from Clifford Chance LLP, Dutch counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;
(x)the Administrative Agent shall have received the following documents in relation to the Dutch Borrower and Holdings:
(a)    A copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of each of the Dutch Borrower and Holdings, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister) of such company;
(b)    A copy of a resolution of the board of managing directors of each of the Dutch Borrower and Holdings, approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; and
(c)    A copy of the resolution of the shareholder(s) of each of the Dutch Borrower and Holdings.
(xi)to the extent requested by a Lender party hereto in writing not less than five (5) Business Days prior to the Sixth Amendment Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Sixth Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;
(xii)with respect to each improved Mortgaged Property, a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and, if the area in which any improvements located on any Mortgaged Property is designated a “special flood hazard area” by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance satisfying the requirements of Section 6.07(b) of the Credit Agreement; and
(xiii)the Administrative Agent shall have received a duly completed borrowing notice requesting the Borrowing of the Term B-3 Dollar Loans on the Sixth Amendment Effective Date in accordance with the requirements of Section 2.02(a) of the Credit Agreement.
SECTION 4    Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of Cahill Gordon & Reindel LLP) incurred in connection with the negotiation, preparation, execution and delivery of this Sixth Amendment and all other documents and instruments delivered in connection herewith.
SECTION 5    Remedies. This Sixth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6    Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Sixth Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the Sixth Amendment Effective Date that, in each case:

(i)this Sixth Amendment has been duly authorized, executed and delivered by it and each of this Sixth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and
(ii)no Default or Event of Default exists as of the Sixth Amendment Effective Date, both immediately before and after giving effect to this Sixth Amendment.
SECTION 7    Post-Effectiveness Undertakings. On or prior to the 90th day following the Sixth Amendment Effective Date (as such date may be extended by the Administrative Agent in its reasonable discretion), Holdings shall ensure that the Collateral Documents listed on Schedule I hereto are entered into and, in connection therewith, cause the delivery of such agreements and instruments that may be required by such Collateral Documents and such certifications and legal opinions as set forth therein.
SECTION 8    Reference to and Effect on the Credit Agreement and the Loan Documents.
(i)On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Sixth Amendment.
(ii)The Credit Agreement, as specifically amended by this Sixth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Each of the Collateral Documents and all other Loan Documents shall continue in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of the Obligations (including obligations in respect of Term B-3 Dollar Loans), and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents, with all Liens continuing in full force and effect after giving effect to this Sixth Amendment.
(iii)The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Sixth Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.
SECTION 9    Governing Law; Jurisdiction; Etc. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
SECTION 10    Counterparts. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 11    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Sixth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 12    U.S. Federal Income Tax Treatment.
(i)    All of the Term B-3 Dollar Loans (whether issued for cash or in exchange for Term B-2 Dollar Loans) will be treated as one fungible tranche for U.S. federal income tax purposes.
(ii)    For purposes of FATCA, from and after the Sixth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term B-3 Dollar Loans, and shall continue to treat the Revolving Credit Commitments, Revolving Credit Loans (including any outstanding Revolving Credit Loans), Term B-1 Loans and Term B-2 Dollar Loans, as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations section 1.1471-2(b)(2)(i).
SECTION 13    Acknowledgment and Consent to Bail-In.
(i)Each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under this Sixth Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(I)    a reduction in full or in part or cancellation of any such liability;
(II)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Sixth Amendment; or
(III)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(ii)For the purposes of this Section 13:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.
AXALTA COATING SYSTEMS DUTCH
HOLDING A B.V., as Holdings

By:	/s/ Annemiek Van Leuven
Name:	Annemiek Van Leuven
Title:	Managing Director

By:	/s/ Marcel Apeldoorn
Name:	Marcel Apeldoorn
Title:	Managing Director

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:	/s/ Annemiek Van Leuven
Name:	Annemiek Van Leuven
Title:	Managing Director

By:	/s/ Marcel Apeldoorn
Name:	Marcel Apeldoorn
Title:	Managing Director

Signature Page to Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC., as
U.S. Holdings

By:	/s/ Karyn Rodriguez
Name:	Karyn Rodriguez
Title:	Vice President and Treasurer

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:	/s/ Karyn Rodriguez
Name:	Karyn Rodriguez
Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Kevin Crealese
Name:	Kevin Crealese
Title:	Managing Director

Signature Page to Sixth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as a Term B-3 Dollar Lender

By:	/s/ Kevin Crealese
Name:	Kevin Crealese
Title:	Managing Director

Term B-3 Dollar Commitment: $634,670,257.89

Signature Page to Sixth Amendment to Axalta Credit Agreement

Schedule I
Post-Effective Undertakings
England and Wales:

1.
An English law supplemental debenture between Axalta Coating Systems UK Holding Limited, Axalta Coating Systems UK Limited, Axalta Powder Coating Systems UK Limited, and Axalta Coating Systems U.K. (2) Limited, The Independent Coatings Group Limited, Performance Paints Ltd, Protega Paints Limited, Kelvin Way Properties Limited, Plascoat Holdings Limited and Plascoat Systems Limited as chargors and the Collateral Agent (the “Supplemental Debenture”).

2.
An English law supplemental security over shares agreement between Axalta Coating Systems Belgium BVBA and Axalta Coating Systems Luxembourg Holding S.à r.l. as chargors and the Collateral Agent (the “Supplemental Security over Shares Agreement”).

3.
Legal opinion of Latham & Watkins (London) LLP, legal advisers to the Loan Parties as to English law in relation to capacity, authority and due execution by Axalta Coating Systems UK Holding Limited, Axalta Coating Systems UK Limited, Axalta Powder Coating Systems UK Limited, Axalta Coating Systems U.K. (2) Limited , The Independent Coatings Group Limited, Performance Paints Ltd, Protega Paints Limited, Kelvin Way Properties Limited, Plascoat Holdings Limited and Plascoat Systems Limited of the Supplemental Debenture.

4.
Legal opinion of Clifford Chance LLP, legal advisers to the Collateral Agent as to English law in relation to the enforceability of the Supplemental Debenture and the Supplemental Security over Shares Agreement.

5.
Legal opinion of Arendt & Medernach, legal advisers to the Loan Parties as to Luxembourg law in relation to capacity, authority and due execution by Axalta Coating Systems Luxembourg Holding S.à r.l. of the Supplemental Security over Shares Agreement.

6.
Legal opinion of Strelia, legal advisers to the Loan Parties as to Belgian law in relation to capacity, authority and due execution by Axalta Coating Systems Belgium BVBA of the Supplemental Security over Shares Agreement.

Germany:

1.
Junior ranking share pledge agreements relating to the shares in (i) Axalta Coating Systems Verwaltungs GmbH; (ii) Spies Hecker GmbH and Standox GmbH; and (iii) Axalta Coating Systems Germany Beteiligungs GmbH, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

2.
Junior ranking partnership interest pledge agreements relating to the partnership interests in (i) Axalta Coating Systems Deutschland Holding GmbH & Co. KG; (ii) Axalta Coating Systems Logistik Germany GmbH & Co. KG; and (iii) Axalta Coating Systems Germany GmbH & Co. KG, in each case, in form and substance reasonably satisfactory to the Collateral Agent;

3.
Junior ranking account pledge agreement to be entered into by Axalta Coating Systems Verwaltungs GmbH, Axalta Coating Systems Deutschland Holding GmbH & Co. KG, Spies Hecker GmbH, Standox GmbH, Axalta Coating Systems Logistik Germany GmbH & Co. KG, Axalta Coating Systems Germany Beteiligungs GmbH and Axalta Coating Systems Germany GmbH & Co. KG, in form and substance reasonably satisfactory to the Collateral Agent.; and

4.
Confirmation and amendment agreement relating to the global assignment agreements, security transfer agreements, and security purpose agreements, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

Luxembourg:

1.	Luxembourg law governed confirmation agreement with respect to certain Luxembourg Law Collateral Documents.

2.	Legal opinion of Arendt & Medernach, legal advisers to the Loan Parties as to Luxembourg law in relation to capacity, authority and due execution by the Loan Parties incorporated under Luxembourg law.

3.	Legal opinion of Clifford Chance Luxembourg, legal advisers to the Collateral Agent as to Luxembourg law.

Netherlands:

1.	Corporate resolutions as required by the Agent in connection with the 6th Amendment Agreement and the below security documents, being a resolution by the managing board and shareholder of:

1.	Axalta Coating Systems Dutch Holding B B.V.

2.	Axalta Coating Systems Asia Holding B.V.

3.	Axalta Coating Systems EMEA Holding B.V.

4.	Axalta Coating Systems LA Holding II B.V.

5.	Axalta Coating Systems Dutch Holding 1 B.V.

6.	Axalta Coating Systems Dutch Holding 2 B.V.

7.	Axalta Coating Systems Dutch Holding A B.V.

8.	Axalta Coating Systems Benelux B.V.;

9.	Metalak B.V. ;

10.	Plascoat Europe B.V.; and

11.	Plastic Coatings Holdings B.V.

2.	Certificates in respect of the entities referred to under (1);

3.
a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.) with Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.) as pledgor and Barclays Bank PLC as pledgee;

4.
a fifth ranking deed of pledge of shares in the capital of Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V. and previously merged with Teodur B.V. and Dutch Coatings Co. 1 B.V. with each of Teodur B.V. and Dutch Coatings Co. 1 B.V. as disappearing company) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

5.
a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

6.
a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

7.
a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.) with Axalta Coating Systems Finance 2 S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

8.
fourth third ranking deed of pledge of shares in the capital of Axalta Coating Systems Asia Holding B.V. (formerly known as DuPont Performance Coatings Asia Holding B.V.) with Axalta Coating Systems Finance 2 S.à r.l.as pledgor and Barclays Bank PLC as pledge;

9.	a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems Benelux B.V. with Axalta Coating Systems EMEA Holding B.V. as pledgor and Barclays Bank PLC as pledgee;

10.	a fourth ranking deed of pledge of shares in the capital of Metalak B.V. with Axalta Coating Systems Benelux B.V. as pledgor and Barclays Bank PLC as pledgee;

11.	a second ranking deed of pledge of shares in the capital of Plastic Coatings Holdings B.V. with Plascoat Holdings Limited as pledgor and Barclays Bank PLC as pledgee;

12.	a second ranking deed of pledge of shares in the capital of Plascoat Europe B.V. with Plastic Coatings Holdings B.V. as pledgor and Barclays Bank PLC as pledgee;

13.
a fourth ranking omnibus deed of pledge between each of Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.), Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.), Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V., Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.), Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.), Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.), Axalta Coating Systems Asia Holding B.V.  (formerly known as DuPont Performance Coatings Asia Holding B.V.), Axalta Coating Systems Benelux B.V. and Metalak B.V. as pledgors and Barclays Bank PLC as pledgee;

14.	a second ranking omnibus deed of pledge between each of Plastic Coatings Holdings B.V. and Plascoat Europe B.V. as pledgors and Barclays Bank PLC as pledgee;

15.	Notification of intercompany debtors / account banks in accordance with the Dutch security documents listed herein;

16.	Registration of security and security documents with the Dutch tax authorities in accordance with the Dutch security documents listed herein; and

17.	Updating of shareholders register of companies of which shares are pledged in accordance with Dutch security documents listed above.
United States:
With respect to each existing Mortgaged Property either:

(a)    written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Administrative Agent) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; or

(b)    the following documentation with respect to the Mortgaged Property:
(i)    an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Borrower and Administrative Agent;
(ii)    a date down, modification, so called “non-impairment” or other endorsement to the existing Mortgage Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent;
(iii)    a customary legal opinion or opinions, addressed to the Administrative Agent for itself and the benefit of each of the Secured Parties covering the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably satisfactory to the Administrative Agent; and such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsements to the Mortgage Policy contemplated in this Schedule I and evidence of payment by the Borrower of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment and issuance of the endorsement to the Mortgage Policy referred to above to the extent invoiced.

EXHIBIT A
LENDER CONSENT AND NEW COMMITMENT FOR EXISTING TERM LENDERS

[ ], 2018

This Lender Consent and New Commitment (this “Lender Consent and New Commitment”) is in respect of the Sixth Amendment to Credit Agreement, to be dated on or around April 11, 2018 (the “Sixth Amendment”), among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., a private limited liability company organized and established under the laws of the Netherlands (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., a Delaware corporation (the “U.S. Borrower”), U.S. Holdings, Holdings, each Guarantor party thereto, Barclays Bank PLC, as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”) and the other parties thereto, which amends the Credit Agreement, dated as of February 1, 2013 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties named therein. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Sixth Amendment.

CASHLESS SETTLEMENT OPTION**

o    Each undersigned Lender hereby irrevocably and unconditionally consents to the changes set forth in the Sixth Amendment and commits an amount equal to 100% of the outstanding principal amount of the existing Term Loans, if any, held by such Lender (as set forth below) (the “Existing Term Loans”), agrees to convert (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for Term B-3 Loans in an aggregate equal principal amount. By choosing this option each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect to convert (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Term Loans for Term B-3 Loans, in which case the difference between the current amount and the allocated amount will be prepaid on the Sixth Amendment Effective Date.

Term B-2 Dollars Loans currently held to be converted on a cashless basis into Term B-3 Dollar Loan in a like principal amount via a cashless roll:

Lender	Existing Term Loan

Total

ASSIGNMENT SETTLEMENT OPTION

o    Each undersigned Lender hereby irrevocably and unconditionally consents to the changes set forth in the Sixth Amendment and agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) prepaid on the Sixth Amendment Effective Date and to purchase by assignment Term B-3 Dollar Loans under the Credit Agreement, as amended by the Sixth Amendment , in an aggregate principal amount equal to 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent). By choosing this option each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Term Loans for Term B-3 Dollar Loans, in which case the difference between the current amount and the allocated amount will be prepaid on the Sixth Amendment Effective Date and the aggregate principal amount of Term B-3 Dollar Loans assigned to such Lender shall be equal to the allocated amount with respect to the Term B-3 Dollar Loans.

Term B-2 Dollars Loans currently held to be prepaid

Lender	Existing Term Loan

Total

[Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned has caused this Lender Consent and New Commitment to be duly executed and delivered by its proper and duly authorized officer(s).

_______________________________, as a Lender
(name of institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ________________________

EXHIBIT B
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to the Sixth Amendment, dated as of April 11, 2018 (the “Sixth Amendment”), to the Credit Agreement (as defined in the Sixth Amendment), by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”) and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), and as lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Sixth Amendment, as applicable.
2.    Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Sixth Amendment. Each of the parties hereto acknowledges the terms of the Sixth Amendment and hereby agrees and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to the Sixth Amendment:
(a)    all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Sixth Amendment, shall remain in full force and effect on a continuous basis;
(b)    all of its guarantee obligations, subject to any limitations set forth in the Subsidiary Guaranty applicable to such Subsidiary Guarantor, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of the Sixth Amendment (including, but not limited to, under the amended Credit Agreement); and
(c)    all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents.
3.    This Acknowledgment and Confirmation has been duly authorized, executed and delivered by it and this Acknowledgment and Confirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy,

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US-DOCS\99788946.3

insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.    This Acknowledgment and Confirmation shall not constitute a novation of any Loan Document.
5.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b), 10.15(c) AND 10.16 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
6.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.
BORROWERS:
AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:
Name:
Title:

HOLDINGS:
AXALTA COATING SYSTEMS DUTCH HOLDING A B.V., as Holdings

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

SUBSIDIARY GUARANTORS:
AXALTA COATING SYSTEMS ASIA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

Signed by
Axalta Coating Systems
Australia Pty Ltd
by

Sign here: ____________________________     Sign here: ____________________________
Director/Company Secretary              Director

Print name: ____________________________     Print name: ____________________________

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BENELUX B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BETEILIGUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BRASIL LTDA.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS CANADA COMPANY

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH, which in turn is represented by

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 1 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 2 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS EMEA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 1 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 3 S.À R.L.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FRANCE

HOLDING SAS

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL HOLDING GMBH

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS INTERNATIONAL SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS IRELAND LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LA HOLDING II B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LUXEMBOURG HOLDING S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS RUS LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SCANDINAVIA HOLDING AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SERVICIOS MÉXICO, S. DE R.L. DE C.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SINGAPORE HOLDING PTE. LTD.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWEDEN AB

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS SWITZERLAND SÀRL

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS UK HOLDING LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS UK (2) LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA POLYMER POWDERS SWITZERLAND SÀRL

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS NORDIC AB

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA POWDER COATING SYSTEMS UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA POWDER COATING SYSTEMS USA, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

CHEMSPEC USA, LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

COATINGS FOREIGN IP CO. LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

METALAK B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

SPIES HECKER GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

STANDOX GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS USA HOLDINGS, INC.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BERMUDA FINANCE LTD.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

CENTURY INDUSTRIAL COATINGS, INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S.A., LLC

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

PLASCOAT CORP.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

PLASCOAT, INC.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
SPENCER COATINGS GROUP LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS TEWKESBURY UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS HUTHWAITE UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
THE INDEPENDENT COATINGS GROUP LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
AXALTA COATING SYSTEMS WEST BROMWICH UK LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
KELVIN WAY PROPERTIES LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
PLASCOAT SYSTEMS LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

For and on behalf of
PLASCOAT HOLDINGS LIMITED

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

PLASTIC COATINGS HOLDINGS B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

PLASCOAT EUROPE B.V.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LOGISTIK GERMANY GMBH & CO. KG

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS FINANCE 2 S.À R.L.

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

PEINTURE ANTICO DIFFUSION SAS

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement

SYSTEME PEINTURE SERVICE

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Sixth Amendment to Axalta Credit Agreement